Exhibit 99.1

JDSU ANNOUNCES THIRD QUARTER FISCAL 2014 RESULTS

•                  GAAP and Non-GAAP Net Revenue of $418.0 million

•                  GAAP Gross margin of 44.2%; Non-GAAP Gross margin of 47.6%

•                  GAAP EPS of $(0.01); Non-GAAP EPS of $0.10

Milpitas, California, April 30, 2014 — JDSU (NASDAQ: JDSU) today reported results for its third quarter ended March 29, 2014.

GAAP net revenue was $418.0 million, with net loss of $(1.5) million, or $(0.01) per share.  Prior quarter net revenue was $447.6 million, with net income of $8.8 million, or $0.04 per share. Net revenue for fiscal 2013 third quarter was $405.3 million, with net loss of $(28.0) million, or $(0.12) per share.

Non-GAAP net revenue was $418.0 million, with net income of $23.4 million, or $0.10 per share. Prior quarter non-GAAP net revenue was $447.6 million, with net income of $45.3 million, or $0.19 per share. Non-GAAP net revenue for fiscal 2013 third quarter was $405.3 million, with net income of $24.1 million, or $0.10 per share.

“Our fiscal third quarter revenue was impacted by later-than-expected carrier orders, but we are encouraged by a strong bookings performance and believe positive industry trends will drive improved top-line growth in our fiscal fourth quarter,” said Tom Waechter, JDSU’s President and Chief Executive Officer. “Despite lower-than-expected revenue in the third quarter, we grew three percent year-on-year, and stayed within our operating margin guidance range through continued strength in gross margins and effective cost management.”

Financial Overview — Third Quarter Ended March 29, 2014

The tables below (in millions, except percentage data) provide comparisons of quarterly results to prior periods, including sequential quarterly and year over year changes. A reconciliation between GAAP and Non-GAAP measures is contained in this release under the section titled “Use of Non-GAAP (Adjusted) Financial Measures.”

	GAAP Results
	Q3	Q2	Q3	Change
	FY 2014	FY 2014	FY 2013	Q/Q		Y/Y
Net revenue	$418.0	$447.6	$405.3	(6.6)%		3.1%
Gross margin	44.2%	45.8%	38.3%	(160	)bps	590	bps
Operating margin	(2.8)%	4.4%	(5.3)%	(720	)bps	250	bps

	Non-GAAP Results
	Q3	Q2	Q3	Change
	FY 2014	FY 2014	FY 2013	Q/Q		Y/Y
Net revenue	$418.0	$447.6	$405.3	(6.6)%		3.1%
Adj. Gross margin	47.6%	48.5%	45.9%	(90	)bps	170	bps
Adj. Operating margin	6.5%	11.0%	6.8%	(450	)bps	(30	)bps

	Non-GAAP Net Revenue by Segment
	Q3	% of	Q2	Q3	Change
	FY 2014	Net Revenue	FY 2014	FY 2013	Q/Q	Y/Y
Network and Service Enablement	$172.3	41.2%	$195.0	$174.2	(11.6)%	(1.1)%
Communications and Commercial Optical Products:
Optical Communications	163.7		174.5	152.9	(6.2)	7.1
Lasers	30.9		23.5	26.3	31.5	17.5
Communications and Commercial Optical Products	194.6	46.6	198.0	179.2	(1.7)	8.6
Optical Security and Performance Products	51.1	12.2	54.6	51.9	(6.4)	(1.5)
Total	$418.0	100.0%	$447.6	$405.3	(6.6)%	3.1%

•                  Americas, EMEA and Asia-Pacific customers represented 47.0%, 24.5% and 28.5%, respectively, of total net revenue for the quarter.

•                  The Company held $926.2 million in total cash and investments and generated $42.5 million of cash from operations for the quarter ended March 29, 2014.

•                  The Company has adjusted its current and historical Consolidated Statements of Operations and segment financials to reflect the October 2012 sale of its holographic security business. This business’ adjusted results are reflected as discontinued operations for the periods reported.

Business Outlook

For the fourth quarter of fiscal 2014 ending June 28, 2014, the Company expects non-GAAP net revenue to be $425 to $445 million and non-GAAP earnings per share to be $0.10 to $0.14.

Conference Call

The Company will discuss these results and other related matters at 2:00 p.m. Pacific Time on April 30, 2014 in a live webcast, which will also be archived for replay on the Company’s website at www.jdsu.com/investors.  The Company will post supporting slides outlining the Company’s latest financial results on www.jdsu.com/investors under the “Quarterly Results” section concurrently with this earnings press release. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov.

About JDSU

JDSU (NASDAQ: JDSU) innovates and collaborates with customers to build and operate the highest-performing and highest-value networks in the world.  Our diverse technology portfolio also fights counterfeiting and enables high-powered commercial lasers for a range of applications.  Learn more about JDSU at www.jdsu.com and follow us on JDSU Perspectives, Twitter, Facebook and YouTube.

Forward-Looking Statements

This press release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any anticipation or guidance as to future financial performance, including future revenue, gross margin, operating expense, operating margin, cash flow and other financial metrics, and the impact and duration of certain industry trends and market conditions.  These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things:  (a) continuing general limited visibility across many of our product lines; (b) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin range across our portfolio; (c) consolidation of our customer base, which limits near-term demand visibility, and could negatively impact potential revenue; (d) continued decline of average selling prices across our businesses; (e)  notable seasonality and a significant level of in-quarter book-and-ship business, particularly in our Network and Service Enablement business; (f)  various product and manufacturing transfers, site consolidations and product discontinuances that have caused and may cause short term disruptions; (g) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; and (h) inherent uncertainty related to global markets and the effect of such markets on demand for our products.

For more information on these and other risks affecting the Company’s business, please refer to the “Risk Factors” section included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 29, 2013 filed with the Securities and Exchange Commission. The forward-looking statements contained in this press release are made as of the date hereof and the Company assumes no obligation to update such statements.

Contact Information

Investors: Bill Ong, 408-546-4521, or bill.ong@jdsu.com

Press:  Jim Monroe, 240-404-1922, or jim.monroe@jdsu.com

The following financial tables are presented in accordance with GAAP, unless otherwise specified.

-SELECTED FINANCIAL DATA -

JDS UNIPHASE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	March 29,	March 30,	March 29,	March 30,
	2014	2013	2014	2013
Net revenue	$418.0	$405.3	$1,294.6	$1,255.6
Cost of sales	222.3	233.0	687.5	690.0
Amortization of acquired technologies	11.0	17.0	32.3	48.7
Gross profit	184.7	155.3	574.8	516.9
Operating expenses:
Research and development	74.1	65.8	216.0	190.9
Selling, general and administrative	113.4	107.3	329.5	317.4
Amortization of other intangibles	5.2	3.1	10.7	8.8
Restructuring and related charges	3.6	0.4	3.8	6.1
Total operating expenses	196.3	176.6	560.0	523.2
(Loss) income from operations	(11.6)	(21.3)	14.8	(6.3)
Interest and other income (expense), net	0.6	(0.9)	0.4	(3.7)
Interest expense	(7.7)	(4.2)	(21.3)	(15.4)
Loss from continuing operations before income taxes	(18.7)	(26.4)	(6.1)	(25.4)
(Benefit from) provision for income taxes	(17.2)	1.6	(13.7)	9.1
(Loss) income from continuing operations, net of tax	(1.5)	(28.0)	7.6	(34.5)
Loss from discontinued operations, net of tax	––	––	––	(1.0)
Net (loss) income	$(1.5)	$(28.0)	$7.6	$(35.5)

Basic net (loss) income per share from:
Continuing operations	$(0.01)	$(0.12)	$0.03	$(0.15)
Discontinued operations	––	––	––	0.00
Net (loss) income	$(0.01)	$(0.12)	$0.03	$(0.15)
Diluted net (loss) income per share from:
Continuing operations	$(0.01)	$(0.12)	$0.03	$(0.15)
Discontinued operations	––	––	––	0.00
Net (loss) income	$(0.01)	$(0.12)	$0.03	$(0.15)

Shares used in per share calculation:
Basic	234.0	235.9	234.1	234.4
Diluted	234.0	235.9	237.7	234.4

JDS UNIPHASE CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions, unaudited)

	March 29,	June 29,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$314.5	$281.0
Short-term investments	580.3	205.2
Restricted cash	31.4	29.7
Accounts receivable, net	287.1	273.3
Inventories, net	147.7	145.8
Prepayments and other current assets	85.9	95.3
Total current assets	1,446.9	1,030.3
Property, plant and equipment, net	271.9	247.0
Goodwill	264.6	115.1
Intangibles, net	192.4	149.7
Deferred income taxes	180.0	155.5
Other non-current assets	26.1	17.6
Total assets	$2,381.9	$1,715.2
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$129.9	$97.7
Accrued payroll and related expenses	63.5	77.0
Income taxes payable	19.2	18.7
Deferred revenue	80.7	71.9
Accrued expenses	28.2	37.1
Other current liabilities	66.1	45.3
Total current liabilities	387.6	347.7
Long-term debt	530.2	––
Other non-current liabilities	202.8	206.2
Total stockholders’ equity	1,261.3	1,161.3
Total liabilities and stockholders’ equity	$2,381.9	$1,715.2

JDS UNIPHASE CORPORATION

REPORTABLE SEGMENT INFORMATION

(in millions, unaudited)

	Three Months Ended		Nine Months Ended
	March 29,	March 30,	March 29,	March 30,
	2014	2013	2014	2013
Net revenue:
Network Service and Enablement	$172.3	$174.2	$539.2	$539.1
Communications and Commercial Optical Products	194.6	179.2	597.2	559.9
Optical Security and Performance Products	51.1	51.9	158.2	156.6
Net revenue	$418.0	$405.3	$1,294.6	$1,255.6

Operating income (loss):
Network Service and Enablement	$9.9	$13.0	$51.2	$65.1
Communications and Commercial Optical Products	22.4	19.2	73.5	64.2
Optical Security and Performance Products	18.2	18.6	57.8	56.0
Corporate	(23.3)	(23.2)	(70.7)	(70.0)
Total segment operating income	27.2	27.6	111.8	115.3
Unallocated amounts:
Stock-based compensation	(16.9)	(15.3)	(48.3)	(41.5)
Amortization of intangibles	(16.2)	(20.1)	(43.0)	(58.8)
Loss on disposal of long-lived assets	(1.0)	(0.2)	(0.8)	(1.6)
Restructuring and related charges	(3.6)	(0.4)	(3.8)	(6.1)
Other charges related to non-recurring activities	(1.1)	(12.9)	(1.1)	(13.6)
Interest and other income (expense), net	0.6	(0.9)	0.4	(3.7)
Interest expense	(7.7)	(4.2)	(21.3)	(15.4)
Loss from continuing operations before income taxes	$(18.7)	$(26.4)	$(6.1)	$(25.4)

Use of Non-GAAP (Adjusted) Financial Measures

The Company provides non-GAAP net revenue, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA financial measures as supplemental information regarding the Company’s operational performance.  The Company uses the measures disclosed in this release to evaluate the Company’s historical and prospective financial performance, as well as its performance relative to its competitors.  Specifically, management uses these items to further its own understanding of the Company’s core operating performance, which the Company believes represent its performance in the ordinary, ongoing and customary course of its operations.  Accordingly, management excludes from core operating performance items such as those relating to amortization of acquisition-related intangibles, stock-based compensation, restructuring and certain investing expenses and non-cash activities that management believes are not reflective of such ordinary, ongoing and customary course activities.

The Company believes providing this additional information to its investors allows investors to see Company results through the eyes of management.  The Company further believes that providing this information allows investors to better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

The non-GAAP adjustments described in this release have historically been excluded by the Company from its non-GAAP financial measures. The non-GAAP adjustments, and the basis for excluding them, are outlined below.

Cost of sales, costs of research and development and costs of selling, general and administrative: The Company GAAP presentation of gross margin and operating expenses may include (i) additional depreciation and amortization from changes in estimated useful life and the write-down of certain property, equipment and intangibles that have been identified for disposal but remained in use until the date of disposal, (ii) workforce related charges such as severance, retention bonuses and employee relocation costs related to formal restructuring plans, (iii) costs for facilities not required for ongoing operations, and costs related to the relocation of certain equipment from these facilities and/or contract manufacturer facilities, (iv) stock-based compensation, (v) other non-recurring charges comprising mainly of one-time acquisition, integration, litigation and other costs and contingencies unrelated to current and future operations, and (vi) product-line termination costs such as the write-off of inventory no longer being sold. The Company excludes these items in calculating non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA.  The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Amortization of intangibles from acquisitions: The Company includes amortization expense related to intangibles from acquisitions in its GAAP presentation of cost of sales and operating expense. The Company excludes these significant non-cash items in calculating non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes doing so provides investors a clearer and more consistent view of the Company’s core operating performance in terms of cost of sales and operating expenses.

Other income (loss), net and non-cash interest expense: The Company incurred a loss in connection with repurchasing a portion of its 1% Senior Convertible Notes which was recorded in interest and other expense (income), net in compliance with the authoritative guidance. Additionally, the Company incurred non-cash interest expense accretion of the debt discount on its convertible debt instruments and a one-time write off of unamortized issuance cost related to its revolving credit facility upon termination of the facility. The Company eliminates these items in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes that in so doing, it can provide investors a clearer and more consistent view of the Company’s core operating performance.

Gain or loss on sale of available for-sale investments: The Company has sold investments or adjusted the value of investments from time to time based on market conditions, and includes the impact of these activities in its GAAP presentation of net income (loss) and net income (loss) per share.  The Company’s core business does not include making financial investments in third parties, and such investments do not constitute a material portion of the Company’s assets.  Moreover, the amount and timing of gains and losses and adjustments to the value of investments are unpredictable. Consequently, the Company excludes these items in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA because it believes gains or losses on these sales and adjustments to the value of investments are not related to the Company’s ongoing core business and operating performance.

Income tax expense or benefit: The Company excludes non-cash tax expense related to the utilization of net operating losses where valuation allowances were released and non-cash income tax intraperiod tax allocation benefit.  The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Discontinued operations: The Company has adjusted its current and historical Consolidated Statements of Operations and segment financials to reflect the October 2012 sale of its holographic security business. This business’ adjusted results are reflected as discontinued operations for the periods reported in the Company’s GAAP consolidated statement of operations. The Company excluded the results of discontinued operations in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA for all periods reported.  The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Interest, taxes, depreciation, amortization and other adjustments:  The Company’s EBITDA calculation excludes interest, taxes, depreciation and amortization, and other items that are not part of its core operating performance described above.  The Company’s adjusted EBITDA excludes items in addition to the items excluded from the EBITDA calculation such as stock-based compensation and restructuring and related charges that are not part of its core operating performance described above. Management believes adjusted EBITDA is a good indicator of the Company’s core operational cash flow.

Non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States.  The GAAP measure most directly comparable to non-GAAP net income (loss) is net income (loss). The GAAP measure most directly comparable to non-GAAP net income (loss) per share is net income (loss) per share.  The Company believes these GAAP measures alone are not indicative of its core operating expenses and performance.

The following tables reconcile GAAP measures to non-GAAP measures:

JDS UNIPHASE CORPORATION

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

(in millions, except per share data)

(unaudited)

	Three Months Ended				Nine Months Ended
	March 29,		March 30,		March 29,		March 30,
	2014		2013		2014		2013
	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS
GAAP measures	$(1.5)	$(0.01)	$(28.0)	$(0.12)	$7.6	$0.03	$(35.5)	$(0.15)
Items reconciling GAAP net (loss) income and EPS to Non-GAAP net income & EPS:

Related to cost of sales:
Stock-based compensation expenses	2.7	0.01	2.4	0.01	7.7	0.03	6.7	0.03
Other charges related to non-recurring activities (1)	0.7	—	11.3	0.05	—	—	12.6	0.05
Amortization of acquired developed technologies (1)	11.0	0.05	17.0	0.07	32.3	0.14	48.7	0.21
Total related to gross profit	14.4	0.06	30.7	0.13	40.0	0.17	68.0	0.29

Related to operating expenses:
Research and development:
Stock-based compensation expenses	4.1	0.02	3.7	0.02	11.7	0.05	10.0	0.04
Selling, general and administrative:
Stock-based compensation expenses	10.1	0.04	9.2	0.04	28.9	0.12	24.8	0.10
Other charges related to non-recurring activities	0.4	—	1.6	0.01	1.1	—	2.3	0.01
Amortization of intangibles (1)	5.2	0.02	3.1	0.01	10.7	0.05	8.8	0.04
Loss on disposal of long-lived assets	1.0	—	0.2	—	0.8	—	1.6	0.01
Restructuring and related charges	3.6	0.02	0.4	—	3.8	0.02	6.1	0.03
Total related to operating expenses	24.4	0.10	18.2	0.08	57.0	0.24	53.6	0.23

Interest and other income (expense), net	—	—	0.7	—	—	—	4.1	0.02
Non-cash interest expense	6.0	0.03	2.8	0.01	15.8	0.07	10.6	0.04
Gain on sale of investments	—	—	(0.3)	—	(0.2)	—	(0.4)	—
Income tax expense	(19.9)	(0.08)	—	—	(21.3)	(0.09)	—	—
Discontinued operations	—	—	—	—	—	—	1.0	—
Total related to net income & EPS	24.9	0.11	52.1	0.22	91.3	0.38	136.9	0.58
Non-GAAP measures	$23.4	$0.10	$24.1	$0.10	$98.9	$0.42	$101.4	$0.43

Shares used in per share calculation for Non-GAAP EPS		237.0		240.5		237.7		238.2

Note: Certain totals may not add due to rounding

(1)             During the three months ended September 29, 2012, the Company approved a plan to terminate the concentrated photovoltaic (“CPV”) product line. As a result, during the respective period, the Company incurred a $2.6 million charge for accelerated amortization of related intangibles which is included in ammortization of acquired technologies.

During the three months ended March 30, 2013, the Company approved a strategic plan to exit its low-speed wireline product line, incurring a $2.2 million charge for accelerated amortization of related intangibles ($1.8 million is included in amortization of acquired technologies and $0.4 million is included in amortization of other intangibles).  In addition to the accelerated amortization charge, the Company incurred $11.3 million of inventory related charges included in cost of sales primarily related to the write-off of inventory no longer being sold due to the low-speed wireline product line exit.

JDS UNIPHASE CORPORATION

RECONCILIATION OF GAAP NET (LOSS) INCOME TO ADJUSTED EBITDA

(in millions, unaudited)

	Three Months Ended		Nine Months Ended
	March 29,	March 30,	March 29,	March 30,
	2014	2013	2014	2013
GAAP net (loss) income from continuing operations	$(1.5)	$(28.0)	$7.6	$(34.5)
Interest and other income (expense), net	(0.6)	0.9	(0.4)	3.7
Interest expense	7.7	4.2	21.3	15.4
Provision for income taxes	(17.2)	1.6	(13.7)	9.1
Depreciation	18.2	17.0	53.8	50.8
Amortization	16.2	20.1	43.0	57.5
EBITDA	22.8	15.8	111.6	102.0
Costs related to restructuring and related charges	3.6	0.4	3.8	6.1
Costs related to stock based compensation expense	16.9	15.3	48.3	41.5
Costs related to other non-recurring activities	1.1	12.9	1.1	14.9
Loss on disposal of long-lived assets	1.0	0.2	0.8	1.6
Adjusted EBITDA	$45.4	$44.6	$165.6	$166.1